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                                                                      Exhibit 23
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                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------


    As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the registrant's previously filed Registration Statements on Form S-3 (Registration Nos. 2-88719, 33-2818, 33-11524, 33-19812, 33-26758, 33-33279,
33-38754, 33-45355, and 33-57756).




                                                ARTHUR ANDERSEN LLP


Cleveland, Ohio,
March 30, 1995.